UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2005
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
(404) 846-5000
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
(Dollars in thousands)
On August 8, 2005, Post Properties, Inc., through its majority owned operating subsidiary, Post Apartment Homes, L.P., (together referred to as “the Company”) sold an apartment community, located in Atlanta, GA, collectively operated as Post Village®. The sale was consummated pursuant to a purchase and sale agreement which was previously reported in the Company’s current report on Form 8-K filed June 15, 2005. The gross sales price for the community was approximately $132,500, including the assumption of $47,500 of tax-exempt secured indebtedness by the purchaser. The purchase and sale agreement, dated June 10, 2005, was filed as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2005. The purchaser was RREEF America, LLC, an independent third party to the Company. The aggregate sale price for the community was determined based on arms-length negotiations between the parties. A press release announcing the completion of the sale is included as Exhibit 99.1 and is incorporated herein by reference in its entirety.
The five properties operated as Post Village®, including The Arbors of Post Village®, The Hills of Post Village®, The Gardens of Post Village®, The Fountains of Post Village®, and The Meadows of Post Village®, are collectively a 1,738-unit garden apartment community located on Cobb Parkway in suburban Smyrna, GA. The community was completed between 1983 and 1988.
The aggregate impact of this community sale on the Company’s financial condition at June 30, 2005 and results of operations for the years ended December 31, 2004, 2003, and 2002 are reflected in the accompanying pro forma financial information and in previously filed financial statements of the Company as detailed in Item 9.01 below. The pro forma financial information should be read in conjunction with the Company’s consolidated financial statements and related footnote disclosures as filed in the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2005 and in the Company’s annual report on Form 10-K for the year ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits
b)	Pro forma financial information
The pro forma financial information listed below for Post Properties, Inc. and Post Apartment Homes, L.P. is included with this Form 8-K.
The pro forma consolidated balance sheets of Post Properties, Inc. and Post Apartment Homes, L.P. presented herein reflect the apartment community sale described above as if it had occurred as of June 30, 2005.
(1)	Unaudited pro forma consolidated balance sheet of Post Properties, Inc. at June 30, 2005.

(2)	Unaudited pro forma consolidated balance sheet of Post Apartment Homes, L.P. at June 30, 2005.
The pro forma consolidated statements of operations of Post Properties, Inc. and Post Apartment Homes, L.P. for the six months ended June 30, 2005 and 2004 are not included in this Form 8-K. This pro forma financial information is not presented in this Form 8-K as the impact of the apartment community sale had been fully reflected as discontinued operations under SFAS No. 144 in the consolidated statements of operations of the Registrants for the periods discussed above.
The following consolidated statements of operations of Post Properties, Inc. and Post Apartment Homes, L.P. are incorporated by reference into this Form 8-K.
(1)	Unaudited consolidated statement of operations of Post Properties, Inc. for the six month period ended June 30, 2005 and 2004 as filed in the Post Properties, Inc. Form 10-Q for the quarterly period ended June 30, 2005.

(2)	Unaudited consolidated statement of operations of Post Apartment Homes, L.P. for the six month period ended June 30, 2005 and 2004 as filed in the Post Apartment Homes, L.P. Form 10-Q for the quarterly period ended June 30, 2005.
The pro forma consolidated statement of operations of Post Properties, Inc. and Post Apartment Homes, L.P. for the years ended December 31, 2004, 2003 and 2002 are presented below assuming the apartment community sale described above was consummated at the beginning of each year presented and was reflected as discontinued operations.
(1)	Unaudited pro forma consolidated statements of operations for Post Properties, Inc. for the years ended December 31, 2004, 2003 and 2002.

(2)	Unaudited pro forma consolidated statements of operations for Post Apartment Homes, L.P. for the years ended December 31, 2004, 2003 and 2002.

c)	Exhibits

Exhibit No.	Description

10.1(a)	Purchase and Sale Agreement, dated June 10, 2005, by and among Post Apartment Homes, L.P. and RREEF America, L.L.C.

99.1	Press Release, dated August 8, 2005

(a)	Filed as an exhibit of the quarterly report on Form 10-Q of the Registrants for the quarter ended June 30, 2005 and incorporated by reference.

Post Properties, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2005
(In thousands, except per share data)

		Pro Forma
	Historical	Adjustments (1)		Pro Forma
Assets
Real estate assets Land	$270,167	$—		$270,167
Building and improvements	1,824,414	—		1,824,414
Furniture, fixtures and equipment	208,348	—		208,348
Construction in progress	34,291	—		34,291
Land held for future development	51,972	—		51,972

	2,389,192	—		2,389,192
Less: accumulated depreciation	(489,812)	—		(489,812)
Assets held for sale, net of accumulated depreciation of $46,506	72,073	(56,005	) (1)	16,068

Total real estate assets	1,971,453	(56,005)		1,915,448
Investments in and advances to unconsolidated real estate entities	34,441	—		34,441
Cash and cash equivalents	4,169	—		4,169
Restricted cash	4,321	—		4,321
Deferred charges, net	13,462	(1,336	) (2)	12,126
Other assets	41,855	(251	) (1)(2)	41,604

Total assets	$2,069,701	$(57,592)		$2,012,109

Liabilities and shareholders’ equity
Indebtedness	$1,111,936	$(130,155	) (2)(3)	$981,781
Accounts payable and accrued expenses	74,407	(763	) (1)	73,644
Dividend and distribution payable	19,065	—		19,065
Security deposits and prepaid rents	9,905	(246	) (1)	9,659
Accrued interest payable	6,008	(72	) (1)	5,936

Total liabilities	1,221,321	(131,236)		1,090,085

Minority interest of common unitholders in Operating Partnership	41,687	4,198	(4)	45,885

Shareholders’ equity
Preferred stock, $.01 par value, 20,000 authorized:
8 1/2 % Series A Cumulative Redeemable Shares, liquidation preference $50 per share, 900 shares issued and outstanding	9	—		9
7 5/8 % Series B Cumulative Redeemable Shares, liquidation preference $25 per share, 2,000 shares issued and outstanding	20	—		20
Common stock, $.01 par value, 100,000 authorized:
40,372 shares issued and 40,035 shares outstanding	403	—		403
Additional paid-in capital	779,907	—		779,907
Accumulated earnings	48,330	68,915	(4)	117,245
Accumulated other comprehensive income (loss)	(6,840)	531	(4)	(6,309)
Deferred compensation	(4,055)	—		(4,055)

	817,774	69,446		887,220
Less common stock in treasury, at cost, 337 shares	(11,081)	—		(11,081)

Total shareholders’ equity	806,693	69,446		876,139

Total liabilities and shareholders’ equity	$2,069,701	$(57,592)		$2,012,109

Post Apartment Homes, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2005
(In thousands, except per share data)

		Pro Forma
	Historical	Adjustments (1)		Pro Forma
Assets
Real estate assets
Land	$270,167	$—		$270,167
Building and improvements	1,824,414	—		1,824,414
Furniture, fixtures and equipment	208,348	—		208,348
Construction in progress	34,291	—		34,291
Land held for future development	51,972	—		51,972

	2,389,192	—		2,389,192
Less: accumulated depreciation	(489,812)	—		(489,812)
Assets held for sale, net of accumulated depreciation of $46,506	72,073	(56,005)	(1)	16,068

Total real estate assets	1,971,453	(56,005)		1,915,448
Investments in and advances to unconsolidated real estate entities	34,441	—		34,441
Cash and cash equivalents	4,169	—		4,169
Restricted cash	4,321	—		4,321
Deferred charges, net	13,462	(1,336)	(2)	12,126
Other assets	41,855	(251)	(1) (2)	41,604

Total assets	$2,069,701	$(57,592)		$2,012,109

Liabilities and partners’ equity
Indebtedness	$1,111,936	$(130,155)	(2) (3)	$981,781
Accounts payable and accrued expenses	74,407	(763)	(1)	73,644
Dividend and distribution payable	19,065	—		19,065
Security deposits and prepaid rents	9,905	(246)	(1)	9,670
Accrued interest payable	6,008	(72)	(1)	5,762

Total liabilities	1,221,321	(131,236)		1,090,085

Partners’ equity
Preferred units	95,000	—		95,000
Common units
General partner	9,055	731	(4)	9,786
Limited partners	752,587	72,350	(4)	824,937
Accumulated other comprehensive income (loss)	(8,262)	563	(4)	(7,699)

Total partners’ equity	848,380	73,644		922,024

Total liabilities and partners’ equity	$2,069,701	$(57,592)		$2,012,109

Post Properties, Inc.
Post Apartment Homes, L.P.
Notes to Unaudited Pro Forma Balance Sheets
June 30, 2005
(In thousands)
1)	The pro forma adjustments reflect the impact of the assumed sale of all properties discussed in Item 2.01, as if they had occurred as of June 30, 2005. The pro forma sale adjustments include a reduction of other assets of $234 relating to tax-exempt mortgage debt interest deposits assumed by the purchasers and other estimated closing adjustments related to real estate taxes payable ($763), security deposits and prepaid rents ($246) and accrued interest payable ($72).
2)	These pro forma adjustments reflect the debt reduction for the $47,500 of tax-exempt secured debt assumed by the purchasers in connection with the property sales as well as the assumed write-off of unamortized deferred loan costs ($1,336) associated with the assumed debt and the impact of an August 2005 sale to a third party of certain interest rate cap derivative contracts ($17) that were used as cash flow hedges of the variable interest rate risks under these debt agreements.
3)	These pro forma adjustments reflect the utilization of the assumed net cash proceeds from the property sales to reduce outstanding borrowings under the Company’s line of credit facilities.
4)	These pro forma adjustments reflect the estimated net gains on the apartment community sale ($74,980) offset by losses related to the write-off of unamortized deferred loan costs ($1,336) on the assumed debt and losses on the sale of certain interest rate cap derivative contracts that were used as cash flow hedges of the assumed debt ($563, $531 net of minority interest). For Post Properties, Inc., the minority interest adjustment represents 5.7% of the pro forma net profit of $73,081.

Post Properties, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2004
(In thousands, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Rental	$281,664	$(13,821	) (1)	$267,843
Other property revenues	17,166	(1,333	) (1)	15,833
Other	1,000	—		1,000

Total revenues	299,830	(15,154)		284,676

Expenses
Property operating and maintenance (exclusive of items shown separately below)	132,738	(6,086	) (1)	126,652
Depreciation	83,029	(3,215	) (1)	79,814
General and administrative	21,275	—		21,275
Development costs and other	1,337	—		1,337

Total expenses	238,379	(9,301)		229,078

Operating income	61,451	(5,853)		55,598

Interest income	817	—		817
Interest expense	(65,415)	1,372	(2)	(64,043)
Termination of debt remarketing agreement (interest expense)	(10,615)	—		(10,615)
Loss on early extinguishment of indebtedness	(4,011)	—		(4,011)
Amortization of deferred financing costs	(4,304)	—		(4,304)
Equity in income of unconsolidated real estate entities	1,083	—		1,083
Minority interest in consolidated property partnerships	671	—		671
Minority interest of preferred unitholders	(3,780)	—		(3,780)
Minority interest of common unitholders	2,283	285	(3)	2,568

Loss from continuing operations	$(21,820)	$(4,196)		$(26,016)

Per common share data — Basic
Loss from continuing operations (net of preferred dividends of $8,325 and redemption costs of $3,526)	$(0.85)			$(0.95)

Weighted average common shares outstanding — basic	39,777			39,777

Per common share data — Diluted
Loss from continuing operations (net of preferred dividends of $8,325 and redemption costs of $3,526)	$(0.85)			$(0.95)

Weighted average common shares outstanding — diluted	39,777			39,777

Post Properties, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2003
(In thousands, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Rental	$269,400	$(14,193	) (1)	$255,207
Other property revenues	15,900	(1,268	) (1)	14,632
Other	457	—		457

Total revenues	285,757	(15,461)		270,296

Expenses
Property operating and maintenance (exclusive of items shown separately below)	124,178	(6,076)	(1)	118,102
Depreciation	81,201	(3,275)	(1)	77,926
General and administrative	15,102	—		15,102
Development costs and other	2,137	—		2,137
Proxy contest and related costs	5,231	—		5,231
Severance charges	21,506	—		21,506

Total expenses	249,355	(9,351)		240,004

Operating income	36,402	(6,110)		30,292

Interest income	894	—		894
Interest expense	(63,182)	1,227	(2)	(61,955)
Amortization of deferred financing costs	(3,801)	—		(3,801)
Equity in income of unconsolidated real estate entities	7,790	—		7,790
Minority interest in consolidated property partnerships	1,605	—		1,605
Minority interest of preferred unitholders	(5,600)	—		(5,600)
Minority interest of common unitholders	3,801	551	(3)	4,352

Loss from continuing operations	$(22,091)	$(4,332)		$(26,423)

Per common share data — Basic
Loss from continuing operations (net of preferred dividends of $11,449).	$(0.89)			$(1.00)

Weighted average common shares outstanding – basic	37,688			37,688

Per common share data — Diluted
Loss from continuing operations (net of preferred dividends of $11,449).	$(0.89)			$(1.00)

Weighted average common shares outstanding – diluted	37,688			37,688

Post Properties, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2002
(In thousands, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Rental	$265,301	$(14,600	) (1)	$250,701
Other property revenues	15,435	(1,210	) (1)	14,225
Other	260	—		260

Total revenues	280,996	(15,810)		265,186

Expenses
Property operating and maintenance (exclusive of items shown separately below)	117,030	(6,257	) (1)	110,773
Depreciation	74,482	(3,197	) (1)	71,285
General and administrative	14,430	—		14,430
Development costs and other	694	—		694

Total expenses	206,636	(9,454)		197,182

Operating income	74,360	(6,356)		68,004

Interest income	1,288	—		1,288
Interest expense	(50,231)	1,447	(2)	(48,784)
Loss on early extinguishment of indebtedness	(136)	—		(136)
Amortization of deferred financing costs	(2,327)	—		(2,327)
Equity in loss of unconsolidated real estate entities	(1,591)	—		(1,591)
Gains on property sales	13,275	—		13,275
Minority interest in consolidated property partnerships.	1,771	—		1,771
Minority interest of preferred unitholders	(5,600)	—		(5,600)
Minority interest of common unitholders	(2,334)	593	(3)	(1,741)

Income from continuing operations	$28,475	$(4,316)		$24,159

Per common share data — Basic
Income from continuing operations (net of preferred dividends of $11,449)	$0.46			$0.34

Weighted average common shares outstanding – basic	36,939			36,939

Per common share data — Diluted
Income from continuing operations (net of preferred dividends of $11,449)	$0.46			$0.34

Weighted average common shares outstanding – diluted	36,954			36,954

Post Apartment Homes, L.P.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2004
(In thousands, except per unit data)

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Rental	$281,664	$(13,821	) (1)	$267,843
Other property revenues	17,166	(1,333	) (1)	15,833
Other	1,000	—		1,000

Total revenues	299,830	(15,154)		284,676

Expenses
Property operating and maintenance (exclusive of items shown separately below)	132,738	(6,086	) (1)	126,652
Depreciation	83,029	(3,215	) (1)	79,814
General and administrative	21,275	—		21,275
Development costs and other	1,337	—		1,337

Total expenses	238,379	(9,031)		229,078

Operating income	61,451	(5,853)		55,598

Interest income	817	—		817
Interest expense	(65,415)	1,372	(2)	(64,043)
Termination of debt remarketing agreement (interest expense)	(10,615)	—		(10,615)
Loss on early extinguishment of indebtedness	(4,011)	—		(4,011)
Amortization of deferred financing costs	(4,304)	—		(4,304)
Equity in income of unconsolidated real estate entities.	1,083	—		1,083
Minority interest in consolidated property partnerships.	671	—		671

Loss from continuing operations	$(20,323)	$(4,481)		$(24,804)

Per common unit data — Basic
Loss from continuing operations (net of preferred distributions of $12,105 and redemption costs of $3,526)	$(0.85)			$(0.95)

Weighted average common units outstanding	42,474			42,474

Per common unit data — Diluted
Loss from continuing operations (net of preferred distributions of $12,105 and redemption costs of $3,526)	$(0.85)			$(0.95)

Weighted average common units outstanding	42,474			42,474

Post Apartment Homes, L.P.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2003
(In thousands, except per unit data)

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Rental	$269,400	$(14,193	) (1)	$255,207
Other property revenues	15,900	(1,268	) (1)	14,632
Other	457	—		457

Total revenues	285,757	(15,461)		270,296

Expenses
Property operating and maintenance (exclusive of items shown separately below)	124,178	(6,076	) (1)	118,102
Depreciation	81,201	(3,275	) (1)	77,926
General and administrative	15,102	—		15,102
Development costs and other	2,137	—		2,137
Proxy contest and related costs	5,231	—		5,231
Severance charges	21,506	—		21,506

Total expenses	249,355	(9,351)		240,004

Operating income	36,402	(6,110)		30,292

Interest income	894	—		894
Interest expense	(63,182)	1,227	(2)	(61,955)
Amortization of deferred financing costs	(3,801)	—		(3,801)
Equity in income of unconsolidated real estate entities.	7,790	—		7,790
Minority interest in consolidated property partnerships.	1,605	—		1,605

Loss from continuing operations	$(20,292)	$(4,883)		$(25,175)

Per common unit data — Basic
Loss from continuing operations (net of preferred distributions of $17,049)	$(0.89)			$(1.00)

Weighted average common units outstanding	42,134			42,134

Per common unit data — Diluted
Loss from continuing operations (net of preferred distributions of $17,049)	$(0.89)			$(1.00)

Weighted average common units outstanding	42,134			42,134

Post Apartment Homes, L.P.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2002
(In thousands, except per unit data)

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues
Rental	$265,301	$(14,600	) (1)	$250,701
Other property revenues	15,435	(1,210	) (1)	14,225
Other	260	—		260

Total revenues	280,996	(15,810)		265,186

Expenses
Property operating and maintenance (exclusive of items shown separately below)	117,030	(6,257	) (1)	110,773
Depreciation	74,482	(3,197	) (1)	71,285
General and administrative	14,430	—		14,430
Development costs and other	694	—		694

Total expenses	206,636	(9,454)		197,182

Operating income	74,360	(6,356)		68,004

Interest income	1,288	—		1,288
Interest expense	(50,231)	1,447	(2)	(48,784)
Loss on early extinguishment of indebtedness	(136)	—		(136)
Amortization of deferred financing costs	(2,327)	—		(2,327)
Equity in loss of unconsolidated real estate entities	(1,591)	—		(1,591)
Gains on property sales	13,275	—		13,275
Minority interest in consolidated property partnerships.	1,771	—		1,771

Income from continuing operations	$36,409	$(4,909)		$31,500

Per common unit data — Basic
Income from continuing operations (net of preferred distributions of $17,049)	$0.46			$0.34

Weighted average common units outstanding	42,021			42,021

Per common unit data — Diluted
Income from continuing operations (net of preferred distributions of $17,049)	$0.46			$0.34

Weighted average common units outstanding	42,036			42,036

Post Properties, Inc.
Post Apartment Homes, L.P.
Notes to Unaudited Pro Forma Statements of Operations
For the Years Ended December 31, 2004, 2003 and 2002
(In thousands)
1)	These pro forma adjustments reflect the actual operating results of the apartment community sold (Post Village®) for the years ended December 31, 2004, 2003 and 2002, respectively.

2)	The pro forma adjustments reducing interest expense reflect the interest expense reduction related to the $47,500 of tax-exempt secured debt assumed by the purchasers in connection with the community sale as well as the additional assumed interest expense reduction from the unsecured debt allocable to the community. Such interest expense was calculated in a manner consistent with the allocation of interest expense to discontinued operations under SFAS No. 144.

3)	This pro forma adjustment for Post Properties, Inc. reflects the minority interest impact of the pro forma adjustments representing the minority ownership interests in Post Apartment Homes, L.P. of 6.3%, 10.5% and 12.1% for the years ended December 31, 2004, 2003 and 2002, respectively.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: August 12, 2005

POST PROPERTIES, INC.

By:	/s/ David P. Stockert

David P. Stockert
President and
Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: August 12, 2005

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert

David P. Stockert
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1(a)	Purchase and Sale Agreement, dated June 10, 2005, by and among Post Apartment Homes, L.P. and RREEF America, L.L.C.
99.1	Press Release, dated August 8, 2005

(a)  Filed as an exhibit of the quarterly report on Form 10-Q of the Registrants for the quarter ended June 30, 2005 and incorporated by reference.